National Bank Holdings Corporation Announces
Regulatory Approvals for the Acquisition of Vista Bancshares, Inc.

DENVER, December 23, 2025 - National Bank Holdings Corporation (NYSE: NBHC, “NBHC” or the “Company”), the holding company for NBH Bank, today announced that it has now received regulatory approvals from the Board of Governors of the Federal Reserve System and the Colorado Division of Banking for the previously announced merger of Vista Bancshares, Inc. (“Vista”), the holding company for Vista Bank, with operations in Dallas-Ft. Worth, Austin, and Lubbock, Texas, as well as Palm Beach, Florida, with and into NBHC and the merger of Vista Bank with and into NBH Bank (collectively, the “Mergers”). All required regulatory approvals to complete the Mergers have now been received.  In addition, Vista received shareholder approval for the transaction on December 19, 2025.

NBHC and Vista expect to close the Mergers on January 7, 2026, subject to the satisfaction or waiver of the remaining customary closing conditions set forth in the Merger Agreement. NBHC and Vista have been actively engaged in integration planning since the announcement of the transaction. The systems conversion is scheduled for the third quarter 2026.

The acquisition of Vista and Vista Bank will add to NBHC and NBH Bank approximately $2.5 billion in assets, including $1.9 billion in loans, and $2.2 billion in deposits as of September 30, 2025. Upon completion of the transaction, the combined company will have approximately $12.6 billion in pro forma assets and $10.7 billion in pro forma deposits as of September 30, 2025.

About National Bank Holdings Corporation

National Bank Holdings Corporation is a bank holding company created to build a leading community bank franchise, delivering high quality client service and committed to stakeholder results. Through its bank subsidiaries, NBH Bank and Bank of Jackson Hole Trust, National Bank Holdings Corporation operates a network of over 90 banking centers, serving individual consumers, small, medium and large businesses, and government and non-profit entities. Its banking centers are located in its core footprint of Colorado, the greater Kansas City region, Utah, Wyoming, Texas, New Mexico and Idaho. Its comprehensive residential mortgage banking group primarily serves the bank’s core footprint. Its trust and wealth management business is operated in its core footprint under the Bank of Jackson Hole Trust charter. NBH Bank operates under a single state charter through the following brand names as divisions of NBH Bank: in Colorado, Community Banks of Colorado and Community Banks Mortgage; in Kansas and Missouri, Bank Midwest and Bank Midwest Mortgage; in Texas, Utah, New Mexico and Idaho, Hillcrest Bank and Hillcrest Bank Mortgage; and in Wyoming, Bank of Jackson Hole and Bank of Jackson Hole Mortgage. Additional information about National Bank Holdings Corporation can be found at www.nationalbankholdings.com.

For more information visit: cobnks.com, bankmw.com, hillcrestbank.com, bankofjacksonhole.com, or nbhbank.com, or connect with any of our brands on LinkedIn.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to, among other things, NBHC’s strategy, plans, beliefs, goals, intentions, and expectations regarding the proposed transaction; its ability to achieve its financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts. Forward-looking statements typically contain words such as “anticipate,” “believe,” “potential,” “will,” “estimate,” “plans,” “approximately,” “opportunity,” “expect,” “position,” “pro forma,” “proposed,” “intend,” “scheduled” or similar expressions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in NBHC’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2025, other risks and uncertainties listed from time to time in NBHC’s reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”) each of which is filed with the SEC and available in the “Financials” section of NBHC’s website at https://www.nationalbankholdings.com, under the heading “SEC Filings” and in other documents NBHC files with the SEC.  Additional factors that could cause results actual results to differ materially from those in forward-looking statements include:  the ability to obtain required approvals or meet other closing conditions to the merger on the expected terms and schedule; the acquisition may not be timely completed, if at all; difficulties and delays in integrating NBH Bank’s and Vista Bank’s businesses or fully realizing cost savings and other benefits; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of NBHC and Vista to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against NBHC or Vista; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; business disruption prior to the completion of the acquisition or following the proposed transaction; NBHC’s ability to execute its business strategy; reputational risks and risks relating to the reaction of NBHC’s and Vista’s customers or employees to the proposed transaction, including the effects on their respective ability to attract or retain customers and key personnel; diversion of management time on acquisition-related issues; the dilution caused by NBHC’s issuance of additional shares of its capital stock in connection with the transaction; economic, market, operational, liquidity, credit and interest rate risks associated with NBHC’s business; business and economic conditions along with external events both generally and in the financial services industry; susceptibility to credit risk and fluctuations in the value of real estate and other collateral securing a significant portion of NBHC’s loan portfolio, including with regards to real estate acquired through foreclosure, and the accuracy of appraisals related to such real estate; the allowance for credit losses and fair value adjustments may be insufficient to absorb losses in NBHC’s loan portfolio; NBHC’s ability to maintain sufficient liquidity to meet the requirements of deposit withdrawals and other business needs; changes impacting monetary supply and the businesses of NBHC’s clients and counterparties, including levels of market interest rates, inflation, currency values, monetary and fiscal policies, and the volatility of trading markets; changes in the fair value of NBHC’s investment securities and the ability of companies in which we invest to commercialize their technology or product concepts; the loss of certain executive officers and key personnel; any service interruptions, cyber incidents or other breaches relating to NBHC’s technology systems, security systems or infrastructure or those of NBHC’s third-party providers; the occurrence of fraud or other financial crimes within NBHC’s business; competition from other financial institutions and financial services providers and the effects of disintermediation within the banking business including consolidation within the industry; changes to federal government lending programs like the Small Business Administration’s Preferred Lender Program and the Federal Housing Administration’s insurance programs, including the impact of a government shutdown of such programs; impairment of NBHC’s mortgage servicing rights, disruption in the secondary market for mortgage loans, declines in real estate values, or being required to repurchase mortgage loans or reimburse investors; developments in technology, such as artificial intelligence, the success of NBHC’s digital growth strategy, and NBHC’s ability to incorporate innovative technologies in its business and provide products and services that satisfy NBHC’s clients’ expectations for convenience and security; NBHC’s ability to execute its organic growth and acquisition strategies; the accuracy of projected operating results for assets and businesses we acquire as well as NBHC’s ability to drive organic loan growth to replace loans in its existing portfolio with comparable loans as loans are paid down; changes to federal, state and local laws and regulations along with executive orders applicable to NBHC’s business, including tax laws; NBHC’s ability to comply with and manage costs related to extensive government regulation and supervision, including current and future regulations affecting bank holding companies and depository institutions; the application of any increased assessment rates imposed by the Federal Deposit Insurance Corporation; claims or legal action brought against NBHC by third parties or government agencies; and other factors that may affect the future results of NBHC. NBHC can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and are based on information available at the time.  NBHC does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, NBHC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Contact:

Analysts/Institutional Investors:
Emily Gooden, 720-554-6640
Chief Accounting Officer and Investor Relations Director
ir@nationalbankholdings.com

Nicole Van Denabeele, 720-529-3370,
Chief Financial Officer ir@nationalbankholdings.com

or

Media:
Jody Soper, 303-784-5925
Chief Marketing Officer
Jody.Soper@nbhbank.com

Source: National Bank Holdings Corporation